EXHIBIT 99.1

LOOP INDUSTRIES AND REED MANAGEMENT SIGN AGREEMENT FOR €35 MILLION

FINANCING FOR GLOBAL COMMERCIALIZATION OF THE INFINITE LOOP™

TECHNOLOGY AND TO FORM FRENCH JOINT VENTURE

•	LOOP AND REED MANAGEMENT SAS (“REED”) SIGN AGREEMENT FOR €35 MILLION IN FINANCING TO CONTRIBUTE TO THE GLOBAL COMMERCIAL ROLLOUT OF THE INFINITE LOOP™ TECHNOLOGY
•	LOOP AND REED TO FORM JOINT VENTURE TO COMMERCIALIZE LOOP’S TECHNOLOGY ACROSS EUROPE
•	PARTNERSHIP IN LINE WITH LOOP’S STRATEGY OF DEPLOYING CAPITAL IN LOW-COST MANUFACTURING COUNTRIES SUCH AS INDIA AND HAVE A MORE ASSET-LIGHT MODEL FOCUSED ON LICENSING ITS TECHNOLOGY IN HIGHER COST COUNTRIES

MONTREAL, QC/ACCESSWIRE/May 30, 2024 — Loop Industries, Inc. (Nasdaq: LOOP) (the “Company,” “Loop,” “we,” “us,” or “our”), a clean technology company whose mission is to accelerate a circular plastics economy by manufacturing 100% recycled polyethylene terephthalate (“PET”) plastic and polyester fiber, today announced that the Company and Reed, a European investment firm focused on high impact and technology-enabled infrastructure, have signed definitive binding agreements, subject to certain closing conditions, for an investment of €35 million from Reed to fund the global commercialization of the Infinite Loop™ technology and have agreed to form a 50/50 joint venture for the European deployment of Loop’s technology.

The signing of this agreement occurred subsequent to the Company's fourth quarter and full fiscal year 2024 financial release and 10-K filing and is therefore being announced separately as a further update to these filings.

Under the terms of the agreement, which has been signed following the completion by Reed of extensive operational, technical, ESG, and legal due diligence, Reed will provide capital as follows:

•	€10M investment in a Convertible Preferred Security to be issued by Loop, which contains a 13% PIK dividend rate and 5-year term;
•	€25M loan to Loop in two equal tranches – first tranche to support global deployment opportunities paid at closing and second tranche to support European deployment opportunities paid in the following 12 months with both tranches having a 13% PIK interest rate and 3-year term;

Loop is also concurrently negotiating financing with a governmental agency in order to complete the Company’s required financing for its planned monomer facility in India.

The closing of the transaction is subject to the fulfillment of certain closing conditions, principally the conditions that (i) Reed shall have successfully completed its first capital raising for its fund; and (ii) Loop shall have received a binding financing commitment from a governmental agency.

The Company understands that Reed’s funding negotiations are progressing well. The Company also believes that its process to obtain the government funding is advancing positively. While there can be no assurance that the abovementioned closing conditions will be met, the Company currently anticipates that the transaction should close by the end of the second quarter of the current fiscal year.

Julien Touati, CEO of Reed, commented saying: “We are convinced at Reed that tackling global sustainability issues such as plastic pollution requires scaling up the best technologies globally and applying them to large-scale capital-intensive projects locally. Our partnership with Loop Industries is a fantastic illustration of how this approach comes into play. After months of active engagement, we have been more than impressed with Loop management’s vision as well as the reliability and versatility of Loop’s technology. We will serve as a trusted partner for European expansion and are deeply honored to support Loop’s scale up in an active manner alongside Daniel and his team.”

Daniel Solomita, Founder and CEO of Loop Industries, commented saying: “We are thrilled to form this strategic partnership with Reed, this partnership enhances our strategy of deploying capital in low-cost manufacturing countries such as India and focus more on an asset-light licensing model in higher cost countries such as in western Europe. In addition to providing the capital required for Loop’s equity commitment in India, this partnership also brings strategic support from Reed’s experienced leadership thanks to their in-depth industry experience as well as their established relationships with major financial institutions.”

About Loop Industries

Loop Industries is a technology company whose mission is to accelerate the world’s shift toward sustainable PET plastic and polyester fiber and away from our dependence on fossil fuels. Loop Industries owns patented and proprietary technology that depolymerizes no and low-value waste PET plastic and polyester fiber, including plastic bottles and packaging, carpets and textiles of any color, transparency or condition and even ocean plastics that have been degraded by the sun and salt, to its base building blocks (monomers). The monomers are filtered, purified and polymerized to create virgin-quality Loop™ branded PET resin suitable for use in food-grade packaging and polyester fiber, thus enabling our customers to meet their sustainability objectives. Loop™ PET plastic and polyester fiber can be recycled infinitely without degradation of quality, successfully closing the plastic loop. Loop Industries is contributing to the global movement towards a circular economy by reducing plastic waste and recovering waste plastic for a sustainable future.

Common shares of the Company are listed on the NASDAQ Global Market under the symbol “LOOP.”

For more information, please visit www.loopindustries.com. Follow Loop on Twitter: @loopindustries, Instagram: loopindustries, Facebook: Loop Industries and LinkedIn: Loop Industries

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Forward-Looking Statements

This news release contains “forward-looking statements” as defined in the U.S. Private Securities Litigation Reform Act of 1995. Such statements may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “should,” “could,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential” or “continue,” the negative of such terms or similar words. These forward-looking statements include, without limitation, statements about Loop’s market opportunity, its strategies, ability to improve and expand its capabilities, competition, expected activities and expenditures as Loop pursues its business plan, the adequacy of its available cash resources, regulatory compliance, plans for future growth and future operations, the size of Loop’s addressable market, market trends, and the effectiveness of Loop’s internal control over financial reporting. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond Loop’s control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties associated with among other things: (i) commercialization of our technology and products, (ii) our status of relationship with partners, (iii) development and protection of our intellectual property and products, (iv) industry competition, (v) our need for and ability to obtain additional funding relative to our current and future financial commitments, (vi) engineering, contracting, and building our manufacturing facilities, (vii) our ability to scale, manufacture, and sell our products in order to generate revenues, (viii) our proposed business model and our ability to execute thereon, (ix) the ability to obtain the necessary approvals or satisfy any closing conditions in respect of any of our proposed partnerships, (x) our joint venture projects and our ability to recover certain expenditures in connection therewith, (xi) adverse effects on the Company’s business and operations as a result of increased regulatory, media, or financial reporting scrutiny, practices, rumors, or otherwise, (xii) disease epidemics and other health-related concerns and crises, which could result in reduced access to capital markets, supply chain disruptions and scrutiny, embargoing of goods produced in affected areas, government-imposed mandatory business closures and any resulting furloughs of our employees, government employment subsidy programs, travel restrictions or the like to prevent the spread of disease, or market or other changes that could result in non-cash impairments of our intangible assets, and property, plant and equipment, (xiii) the effect of the continuing worldwide macroeconomic uncertainty and its impacts, including inflation, market volatility and fluctuations in foreign currency exchange and interest rates, (xiv) the outcome of any U.S. Securities and Exchange Commission (“SEC”) investigations or class action litigation filed against us, (xv) our ability to hire and/or retain qualified employees and consultants, (xvi) other events or circumstances over which we have little or no control, and (xvii) other factors discussed in Loop’s Annual Report on Form 10-K for the fiscal year ended February 29, 2024 filed with the SEC and in Loop’s subsequent filings with the SEC. More detailed information about Loop and the risk factors that may affect the realization of forward-looking statements is set forth in Loop’s filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at http://www.sec.gov. Loop assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

For More Information:

Investor Relations:

Kevin C. O’Dowd, Investor Relations

Loop Industries, Inc.

+1 617-755-4602

kodowd@loopindustries.com

Media Inquiries:

Andrea Kostiuk, VP Marketing & Communications

Loop Industries, Inc.

+1 (450) 951-8555

akostiuk@loopindustries.com

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